                                                                    EXHIBIT 10.1

[LOGO OF NETSOLVE]
                  Management Services Purchase and Resale Agreement
                  --------------------------------------------------------------


                               Table of Contents
                               -----------------



Agreement

Exhibit A    NetSolve Services

Exhibit B    Licensed Software

Exhibit C    NetSolve's Standard Design Review Criteria

Exhibit D    Services: Pricing and Discounts

Exhibit E    Territory

Exhibit F    Form of CSO

Exhibit G    NetSolve Service Level Agreement

Exhibit H    Trademark Usage Guidelines



Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

[LOGO OF NETSOLVE]
                  Management Services Purchase and Resale Agreement
                  -------------------------------------------------------------

This Management Services Purchase and Resale Agreement (this "Agreement") is entered into between the following and is effective upon the Effective Date (as defined herein).

     NetSolve, Incorporated ("NetSolve")        International Business Machines
                                                Corporation ("IBM")
          a Delaware Corporation                     a New York Corporation
     12331 Riata Trace Parkway                  6301 N.W. 5th Way
     Austin, TX 78727                           Fort Lauderdale, FL 33309

     Facsimile: 512-340-3220                    Facsimile:  954-958-6968
     Notices to: Attention CFO                  Notices to:  *

Whereas NetSolve provides implementation, management, and maintenance of advanced data networks; and

Whereas IBM desires to utilize NetSolve's services in connection with the services IBM provides to its customers;

1.   Definitions.
     -----------

1.1 "Affiliates" means entities that control, are controlled by, or under common control with IBM during the Term of this Agreement and which are approved by NetSolve to resell the NetSolve Services under this Agreement, such approval not to be unreasonably withheld.

1.2 "CSO (Customer Service Order)" shall mean NetSolve's ordering document in the form attached hereto as Exhibit F. NetSolve shall prepare and submit a CSO to IBM's designated contact(s) based on information provided by IBM. IBM may approve or reject a CSO in its sole discretion.

1.3 "Customer" means any end user to whom IBM sells NetSolve Services pursuant to a Customer Agreement, as defined below.

1.4 "Customer Agreement" means a contract for sale of the NetSolve Services between IBM and a Customer.

1.5 "End User" means anyone who acquires Services for its own use and not for resale.

1.6. "Licensed Software" means any copy of the object code of the computer software identified in Exhibit B of this Agreement, if any, and all Enhancements to such Licensed

Software made during the Term of this Agreement which NetSolve elects to make available to IBM under this Agreement.

1.7 "NetSolve Services" means the services made available to IBM under this Agreement by NetSolve, and which are listed in Exhibit A, "Covered NetSolve Services." and which are more fully described in the Service Description Attachments to Exhibit A.

1.8 "Program Manager" means the following: Each party shall designate a program manager ("Program Manager") who will meet at least once a quarter to coordinate the parties' activities hereunder. NetSolve's Program Manager will coordinate and provide, at a mutually agreeable time and place, training of IBM's employees in the sales of the NetSolve Services. The IBM Program Manager, will coordinate IBM's activities hereunder. The IBM Program Manager will help schedule training. Either party may change the designation of its Program Manager upon written notice to the other party's Program Manager. The NetSolve Program Manager and the IBM Program Manager shall each serve as the principal point of contact for the other party for the resolution of any issues or problems that may arise hereunder. The services of the NetSolve Program Manager and the IBM Program Manager shall be at no charge to the other party.

1.9 "Service Term" has the meaning set forth in Section 6, "Service Term and Start of Service"


2.   Appointment.
     -----------

(a) NetSolve hereby appoints IBM and its Affiliates, and IBM accepts appointment to market and sell NetSolve Services on a non-exclusive basis to the Customers in the Territory (as set forth on Exhibit E). To enable IBM to effectively market the NetSolve Services, NetSolve grants IBM the non-exclusive right and license to use, copy, reproduce, display, market and distribute, in any medium or distribution technology whatsoever, whether known or unknown, the trademarks and trade names, and associated marketing materials, to Customers in the Territory in accordance with the provisions of Section 18 - "Trademarks." IBM agrees that it shall identify to Customers that NetSolve Services purchased by such Customers are provided by NetSolve Incorporated. End Users shall not be located in locations outside the Territory (whether such locations be divisions, affiliates, parent companies, or otherwise related to such Customer, or not related to such Customer) unless (i) the purchase for such locations was controlled by IBM's Customer located in the Territory; and (ii) the sale of such Services was made directly by IBM. NetSolve further grants IBM and its Affiliates (subject to Section 1.1) a non-exclusive, nontransferable, right during the term of this Agreement to resell and distribute the NetSolve Services and marketing materials to Customers under the terms of this Agreement, and to allow potential Customers to evaluate NetSolve Services free of charge (limited to 90 days of trial use and a cap on the maximum number of devices under evaluation free of charge at any given time, such cap to be mutually agreed from time to time), promote and demonstrate the NetSolve Services, and to train IBM employees on the sale of the NetSolve Services.

(b) IBM's Global Services Division will use commercially reasonable efforts to develop and implement a market support plan for the NetSolve Services. The market support plan may include, at IBM's sole discretion and reasonable expense, if any, the following marketing activities for the NetSolve Services: identify Customers for the NetSolve Services; demonstrate the NetSolve Services to Customers; develop sales proposals; include NetSolve Services in trade shows, executive conferences, and other marketing events;; and electronically publish information about NetSolve Services. IBM shall not knowingly sell the NetSolve Services to third parties for purposes of resale by such third parties.

(c)  NetSolve agrees to provide the NetSolve Services in accordance with the
     terms and conditions of this Agreement.   IBM is responsible for pricing,
     ordering, and billing and accounts receivable activities related to the NetSolve Services it resells to Customers.

(e) While this Agreement is in effect and at all times thereafter, NetSolve shall have the unrestricted right to appoint other value-added-resellers, distributors, sales agents, or the like to sell (and / or to utilize its own sales personnel to sell or attempt to sell) services that may be similar, the same as, or substantially the same as the NetSolve Services for installation in the Territory or any portion thereof.


3.   Term.
     ----

The Term of this Agreement shall commence on the date when executed by both parties (Effective Date) and will continue for one (1) year unless it is terminated earlier in accordance with the provisions hereof. This Agreement will automatically renew upon each annual anniversary of the Effective Date for subsequent one (1) year terms unless either party gives the other written notice of non-renewal at least thirty (30) days prior to expiration of the then-current term. Notwithstanding any such termination, this Agreement shall continue in effect beyond the Term with respect to Service Terms (see Paragraph 5) which extend beyond the Term of this Agreement.


4.   Purchase Price.
     --------------

(a) The prices to be paid by IBM to NetSolve for NetSolve Services purchased by IBM under this Agreement (the "Purchase Price") shall be as set forth in Exhibit D.

(b) The Purchase Prices in effect at the inception of this Agreement are set forth in Exhibit D. Such Purchase Prices may be reduced by NetSolve at any time, and, subject to this Agreement, may be increased by NetSolve no earlier than twelve (12) months after the Effective Date upon ninety (90) days prior written notice, or may be modified by mutual agreement of NetSolve and IBM at any time. Purchase Price decreases will be provided to IBM as of the effective date of the Purchase Price decrease with respect to all CSO's in effect with expired Service Terms (but where the Customer is still receiving NetSolve Services) on the date of the Purchase Price decrease. Purchase Price decreases will be provided to IBM for all other CSO's at the end of the Service Term of each CSO. Increases, if any, will not apply (i) during the Service Term of CSO's accepted prior to the effective date of such changes or (ii) additional quantities for Customers that have previously purchased the affected NetSolve Services until the end of the Service Term of the first CSO for the affected Services from that Customer. Furthermore,: (i) Purchase Price increases will not apply to any outstanding IBM proposals to its customers or prospects until expiration of the proposal, not to exceed one-hundred-eighty (180) days after IBM's receipt of the notice from NetSolve of the Purchase Price increase, subject to IBM providing a list of all such proposals to NetSolve within thirty (30) days of receipt of notice of the Purchase Price increase; and (ii) No Purchase Price increase shall exceed * percent (*%) of the highest Purchase Price in the previous year paid by IBM for NetSolve Services resold to any Customer.

(c) Notwithstanding anything to the contrary set forth herein, NetSolve agrees to permit IBM to purchase NetSolve Services for internal use at prices no higher than the wholesale pricing set forth in Schedule D.;


5.   Rights and Obligations of the Parties.
     --------------------------------------

NetSolve will:
--------------

(a) deliver the NetSolve Services to Customers within sixty (60) days of IBM's documented order to NetSolve and in accordance with the terms hereof and as set forth in a "CSO". IBM can accept NetSolve's proposed delivery schedule or cancel the CSO without liability by providing written notice to NetSolve on the earlier of (i) five (5) business days after receipt of NetSolve's confirmation copy of the CSO or (ii) the commencement of the NetSolve Services. If requested by IBM, NetSolve agrees to electronically confirm to IBM within 1 working day the date of any shipment to Customers.
     NetSolve agrees to pay all transportation charges required for any shipment to the location IBM specifies. NetSolve may reject CSO's which do not conform with NetSolve's Standard Design Review Criteria as defined in Exhibit C or which are not within the scope of the NetSolve Services.

(b) provide IBM with monthly mutually agreed upon data sorted by Customer in a file format mutually agreed upon to enable IBM to bill its Customers separately. During the Term of this Agreement, including the Service Terms of all CSO's, IBM shall be solely responsible for billing Customers for their use of NetSolve Services;

(c) maintain at NetSolve's expense: (i) comprehensive general or public liability insurance with a minimum limit per occurrence or accident of $1,000,000; (ii) workers' compensation or employer's liability as required by local law, such policies waiving any subrogation rights against IBM; and
     (iii) automobile liability insurance as required by local statute but not less than $1,000,000 if a vehicle will be used in the performance of this Agreement;

(d) provide NetSolve Services per the Service Level Agreement (SLA) specified in Schedule G;

(e) be responsible for the maintenance and security of NetSolve Services and other NetSolve products and services and facilities, including but not limited to NetSolve's and NetSolve's personnel's compliance with laws, rules and regulations, and the terms and conditions of this Agreement;

(f) be responsible for the supervision, control, compensation, withholdings, health and safety of its personnel;

(g) ensure that its personnel performing services on IBM's or a Customer's premises comply with any of each such party's on-premises guidelines;

(h) inform IBM if a former employee of IBM, to the extent NetSolve knows from employment application data provided by the employee or is otherwise aware of former employment by IBM, will be assigned work under this Agreement, such assignment to be subject to IBM's prior approval;

(i) maintain (and make available for inspection upon prior reasonable notice and during NetSolve's normal business hours) relevant accounting records to support invoices under this Agreement and proof of required permits and professional licenses for three (3) years following the termination of this Agreement. All accounting records shall be maintained in accordance with generally accepted accounting principles;

(j) provide the following market support services to IBM as reasonably requested during the term of this Agreement, at no additional charge:

     Marketing Events: NetSolve agrees to participate in trade shows, executive
     ----------------
     conferences, and other marketing events, on dates and at locations mutually agreed to by the parties, with NetSolve paying the travel and all other costs of its personnel (including but not limited to salaries and other compensation, payroll taxes, and benefits);
     Telephone Support: NetSolve agrees to provide IBM telephone consulting
     -----------------
     services and e-mail support during its normal business hours to address technical questions related to demonstration, marketing, operation, use and installation of the NetSolve Services;
     Pre-sales Support:  NetSolve agrees to provide pre-sales technical support
     ------------------
     services and demonstration assistance for the NetSolve Services to IBM Customers on dates and at locations mutually agreed to by the parties; and
     Training:  During each 12-month period during the Term, NetSolve agrees to
     -----------
     conduct two (2) one-day marketing/technical training classes related to the demonstration and sales of NetSolve Services, or otherwise as agreed to by the parties' Program Managers and;

(k) ensure that the CSO: (i) does not contain terms or conditions inconsistent with this Agreement; (ii) does not create or imply any obligation for IBM except as expressly set forth in this Agreement; and (iii) except as may be expressly provided in this Agreement, shall not restrict or limit IBM's ability to resell the NetSolve Services under IBM's terms, conditions and prices to be selected by IBM at IBM's sole discretion.

     All NetSolve personnel providing market support will have sufficient NetSolve Services knowledge and skills to perform the support services requested

NetSolve will not:
------------------

(l) without IBM's prior written approval, issue press releases, or other publicity regarding this Agreement or NetSolve's and IBM's relationship under it, or use IBM trademarks, trade names, service marks or logos; and

(m) during the term of the Agreement, NetSolve will not knowingly solicit Customers. NetSolve will first respond to requests initiated by such Customers by referring them to IBM.

6.   Service Term and Start of Service.
     ---------------------------------

NetSolve Services will commence on the date on which the applicable NetSolve Services are made available to IBM or the Customer by NetSolve (the "Service Date"), in accordance with the IBM or Customer Requested Date ("CRD"), and shall continue for the number of months specified by IBM (the "Service Term"), all as set forth on the applicable CSO. NetSolve Services and the related charges shall commence on the Service Date and shall continue throughout the Service Term. Upon expiration of the Service Term or termination of this Agreement under
Section 11, NetSolve Services will continue to be provided by NetSolve to IBM on a month to month basis at the Purchase Prices, as amended, less applicable Discounts. In no event shall NetSolve be obligated to provide Service Terms in excess of thirty-six (36) months unless IBM and NetSolve agree otherwise.


7.   Representations and Warranties.
     ------------------------------

(a)  NetSolve Services Warranty. NetSolve represents and warrants that on an
     --------------------------
     ongoing basis: (i) it has the right to enter into this Agreement and its performance of this Agreement will not breach the terms of any contract, obligation, law, regulation or ordinance to which it is or becomes subject;
     (ii) no claim, lien, or action exists or is threatened against NetSolve that would interfere with IBM's rights under this Agreement; (iii) the NetSolve Services will substantially conform to the NetSolve Service Description (as set forth in Exhibit A, including the attachments thereto);
     (iv) the NetSolve Services do not infringe any patent, copyright, trademark, trade secret or any other intellectual property rights of any third party, and do not contain any virus or other harmful code; (v) will comply with any and all laws and/or regulations, including but not limited to, export laws and/or regulations regarding (1) the classification of the NetSolve Services; and (2) distribution of encrypted code contained in the NetSolve Services; (vi) NetSolve has sufficient rights to the NetSolve Services (including associated marks and names) to grant IBM the rights specified in this Agreement; and ( vii) NetSolve will ensure that all Customer content while resident at or being processed in NetSolve equipment or facilities, shall be secure and free from unauthorized physical or electronic intrusion or interception.

(b)  Disclaimer of Warranty.  THE WARRANTIES SET FORTH IN SECTION 7(a) AND
     ----------------------
EXHIBIT G ARE IBM'S EXCLUSIVE WARRANTIES AND REPLACE ALL OTHER WARRANTIES (EXPRESS, IMPLIED, OR OTHERWISE) INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.


8.   IBM Warranties.
     --------------

NetSolve shall not be responsible to IBM or any third party for any warranty offered by IBM to its Customers, other than its obligations set forth herein.


9.   Taxes.
     -----

Each party is responsible for complying with the collection, payment, and reporting of all taxes imposed by any governmental authority applicable to its activities in connection with the sale, lease, delivery or license of the NetSolve Services under this Agreement. Neither party is responsible for taxes that may be imposed on the other party. Situations may arise where governmental authorities require IBM to withhold from amounts payable to NetSolve. In such cases, IBM may withhold the amount of taxes due from payments to be made to NetSolve under this Agreement and remit the taxes withheld to the governmental authority. Upon request, IBM will provide NetSolve with documentation justifying the withholding amount. In addition, IBM will provide resale exemption certificates to NetSolve for applicable jurisdictions requested in the United States.


10.  Payment Terms.
     -------------

(a) Fees for recurring Services shall be invoiced to IBM on a monthly basis at the beginning of each month. Fees for nonrecurring Services shall be invoiced to IBM on a monthly basis for Services performed in the previous month. Payment for all charges owed hereunder shall be due * (*) days from receipt of invoice. A Late Fee shall be assessed against the unpaid balance for payments not received within * days after the due date at the lesser of the maximum rate allowed by law or *% per month.

(b) No late fees shall be imposed upon disputed amounts, provided such disputed amounts are documented in writing to NetSolve not later than the due date for payment of such NetSolve Services and further provided that the undisputed portion(s) of any charges are paid by the due date. Following receipt of a dispute notice by NetSolve, IBM and NetSolve shall negotiate the disputed charges in good faith within thirty days, and following resolution, any amounts agreed to be owing shall be remitted within twenty
     (20) days. In the event the parties cannot resolve the amounts owing, then provided (i) NetSolve has billed the disputed items in amounts not greater than the amount agreed to by IBM as indicated on a CSO; (ii) IBM has not notified NetSolve in writing to cancel such Services; and (iii) the Services were not billed for periods prior to the CRD, then the parties may escalate the dispute for resolution to senior management within their respective companies. Nothing contained in this Section 10(b) shall preclude NetSolve from instituting any legal action with respect to any unpaid amounts.

(c)  Electronic Commerce.  The parties will conduct transactions using an
     -------------------
     electronic commerce approach under which the parties will electronically transmit and receive legally binding purchase and sale obligations ("Documents"), including purchase orders, invoices and electronic credit entries transmitted by IBM to the NetSolve account specified. Each party, at its own expense, will provide and maintain the equipment, software, services and testing necessary for it to effectively and reliably transmit and receive such Documents. Either party may use a third party service provider for network services, provided the other party is given sixty
     (60) days prior written notice of any changes to such services. A Document will be deemed received upon arrival at the receiving party's mailbox or Internet address. The receiving party will promptly notify the originating party if a Document is received in an unintelligible form, provided that the originating party can be identified. In the absence of such notice, the originating party's record of the contents of such Document will prevail. Each party will authenticate Documents using a digital signature or User ID, as mutually agreed, and will maintain security procedures to prevent its unauthorized use.

11.  Cancellation.
     ------------

Subject to the provisions of Section 6 regarding the continuation of NetSolve Services for unexpired Service Terms at the termination of this Agreement, upon one hundred eighty (180) days written notice, either party may cancel for convenience this Agreement (but not individual CSO's prior to the expiration of the initial Service Term of such CSO). In the case of such cancellation IBM shall be responsible for payment in full for all NetSolve Services actually provided in, and through, such one hundred eighty (180) days and for all NetSolve Services provided with respect to unexpired Service Terms until the expiration of all such Service Terms.

Notwithstanding the preceding, CSOs for NetSolve Services may be canceled prior to expiration of the Service Term: (i) at IBM's option, if NetSolve Services are not begun within sixty (60) days of the date agreed to by NetSolve in a CSO;
(ii) for Customer locations that are closed for business reasons; (iii) for any Customer(s) who express dissatisfaction with the Services in writing to IBM (with a copy to NetSolve from IBM or the Customer) which NetSolve is not able to cure within thirty (30) days from receipt of notice; or (iv) if a Customer cancels for any other reason.


12.  Relationship of Parties.
     -----------------------

The relationship of the parties is that of independent contractors. No partnership, joint venture, franchise, agency, employment, fiduciary or other similar relationship is created by this Agreement. Neither party has any express or implied authority to incur any obligation for, or in any manner otherwise make any commitments on behalf of, the other party except as expressly allowed under this Agreement (including any Exhibits or Attachments hereto). Each party shall employ its own personnel and shall be responsible for them and their acts and neither party shall be liable to the other, its employees, or any third parties for any losses, injuries, damages, or the like occasioned by the other party's activities in connection with this Agreement, except as expressly provided herein.


13.  Indemnity
     ---------

NETSOLVE WILL INDEMNIFY, DEFEND AND HOLD HARMLESS, (INCLUDING WITHOUT LIMITATION ANY DAMAGES THAT A COURT FINALLY AWARDS, ANY SETTLEMENT AGREED TO BY NETSOLVE, AND ALL REASONABLE ATTORNEYS' FEES AND COSTS OF INVESTIGATION) IBM, ITS AFFILIATES, AND ITS CUSTOMERS AGAINST ANY THIRD PARTY CLAIM AGAINST THEM TO THE EXTENT THAT SUCH ACTION OR OTHER PROCEEDING IS BASED ON ANY BREACH OF ANY OF THE REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 7. NETSOLVE WILL HAVE NO OBLIGATION UNDER THIS SECTION 13 AS TO ANY ACTION, PROCEEDING OR CLAIM UNLESS:
(A) NETSOLVE IS NOTIFIED OF IT PROMPTLY; (B) NETSOLVE HAS SOLE CONTROL OF ITS DEFENSE AND SETTLEMENT; AND (C) IBM PROVIDES NETSOLVE WITH REASONABLE ASSISTANCE IN ITS DEFENSE (PROVIDED HOWEVER, ANY SETTLEMENT SHALL BE SUBJECT TO IBM'S APPROVAL WHICH SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED). IF AN INFRINGEMENT OR MISAPPROPRIATION CLAIM IS MADE AGAINST IBM, ITS AFFILIATES, CUSTOMERS OR THEIR END USERS, OR IF NETSOLVE AND IBM REASONABLY AGREE THAT SUCH A CLAIM IS LIKELY, ABOUT THE NETSOLVE

SERVICES, NETSOLVE WILL OBTAIN THE NECESSARY RIGHTS FOR IBM, AND CUSTOMERS TO CONTINUE EXERCISING ALL RIGHTS GRANTED UNDER THIS AGREEMENT, OR NETSOLVE WILL MODIFY THE NETSOLVE SERVICES OR ITS NAME SO THAT IT IS NON-INFRINGING, OR REPLACE IT WITH SERVICES (INCLUDING ANY PORTION THEREOF) THAT IS FUNCTIONALLY EQUIVALENT, OR ALLOW IBM TO CANCEL ALL NETSOLVE SERVICES. NETSOLVE'S INDEMNITY OBLIGATIONS FOR INFRINGEMENT SHALL NOT APPLY TO THE EXTENT OF MODIFICATIONS TO, OR COMBINATIONS OF THE NETSOLVE SERVICES WITH, ANY OTHER ITEMS BY IBM OR ITS CUSTOMERS TO THE EXTENT NOT REASONABLY ANTICIPATED BY, OR OTHER THAN AT THE DIRECTION OF, REQUEST OF, OR IN ACCORDANCE WITH SPECIFICATIONS PROVIDED BY NETSOLVE. THE OBLIGATIONS OF NETSOLVE IN THE THIRD SENTENCE OF THIS SECTION 13, ARE NOT EXCLUSIVE OF ITS OBLIGATIONS UNDER THE FIRST SENTENCE OF THIS SECTION 13.


14.  Limitation of Liability
     -----------------------

EXCEPT FOR OBLIGATIONS ARISING UNDER SECTION 13, AND DAMAGES FOR BODILY INJURY (INCLUDING DEATH) AND DAMAGE TO REAL AND TANGIBLE PERSONAL PROPERTY, AND AMOUNTS OWING BY IBM PURSUANT TO SECTION 4 OF THIS AGREEMENT, IT IS THE PARTIES' EXPRESS INTENTION THAT: (A) FOR ANY CLAIM ARISING UNDER SECTION 7A(III) OF THIS AGREEMENT, NETSOLVE'S LIABILITY SHALL BE LIMITED TO THE AMOUNTS SPECIFIED IN EXHIBIT G; AND (B) FOR ALL OTHER CLAIMS ARISING UNDER THIS AGREEMENT, EITHER PARTY'S LIABILITY SHALL BE LIMITED TO THE AMOUNTS DUE OR PAID BY IBM UNDER THIS AGREEMENT IN THE TWELVE (12) MONTHS PRIOR TO THE OCCURRENCE OF THE CLAIM OR CAUSE OF ACTION, PROVIDED, HOWEVER , SUCH LIABILITY UNDER THIS CLAUSE (B) SHALL IN NO EVENT EXCEED $*. EXCEPT FOR INFRINGEMENT CLAIMS ARISING UNDER SECTION 13, NEITHER NETSOLVE NOR IBM SHALL, UNDER ANY CIRCUMSTANCES, BE LIABLE TO ANY PARTY FOR ANY INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHER SPECIAL TYPES OF DAMAGES, INCLUDING WITHOUT LIMITATION ANY CONSEQUENTIAL DAMAGES INCLUDING LOST PROFITS OR SAVINGS OR LOSSES TO BUSINESS PROSPECTS, EVEN IF SUCH DAMAGES RESULT FROM THE BREACH OR OTHER FAULT OF IBM OR NETSOLVE OR EVEN IF ADVISED THAT SUCH DAMAGES MAY OCCUR.


15.  Notices.
     -------

Unless specifically provided otherwise herein, notices under this Agreement shall be in writing and delivered by a means evidenced by delivery receipt to the address specified below, and the effective date for any notice under this Agreement shall be the date of delivery of such notice, not the date of mailing or transmission, unless specifically provided otherwise herein. Either party may from time to time change its address by giving the other party notice of the change in accordance with this section.

If to NetSolve:          NetSolve, Inc.
                         12331 Riata Trace Parkway
                         Austin, Texas 78727
                         Attn.:  CFO

If to IBM:               IBM Corporation
                         6301 NW 5th Way
                         Fort Lauderdale, FL 33309
                         Attn.:  *

                         with a copy to:
                         IBM Global Services
                         Route 100
                         Somers, New York 10589
                         Attention: General Counsel


16.  Force Majeure.
     -------------

Either party's performance of any part of this Agreement shall be excused on a day-to-day basis to the extent that it is hindered by flood, fire, strike, riot, governmental action, or any other cause (whether similar or dissimilar to those listed) beyond that party's reasonable control. If any such event occurs, the affected party shall make reasonable efforts to notify the other of the nature of any such condition and the extent of the delay, and shall make reasonable, good faith efforts to resume performance as soon as possible. If such failure of performance shall be for ten (10) days or less, then the NetSolve Services affected thereby shall continue as-is (but NetSolve shall issue a pro-rata credit of the charges for the affected Services if NetSolve is the party whose performance has been excused); if for more than thirty (30) days, the affected Services may be canceled by IBM on ten (10) days written notice without liability or penalty other than IBM's liability for payment for Services provided prior to cancellation.


17.  Confidentiality.
     ---------------

(a) All information disclosed hereunder by one party to the other party will be non-confidential. If the parties require the disclosure of confidential information, such disclosure will be made under the written existing AGREEMENT FOR EXCHANGE OF CONFIDENTIAL INFORMATION" (AECI) between the parties, signed by NetSolve on December 6, 2000, and signed by IBM on January 9, 2001. It is understood that any disclosure of confidential information to be covered and protected under this Agreement may be added to the AECI by way of a Supplement.

(b) Notwithstanding anything in Section 17(a) to the contrary, NetSolve specifically authorizes IBM to publish its own prices for the NetSolve Services, the NetSolve Service Descriptions, and any other product information (except for such other product information which NetSolve notifies IBM in writing may not be so disclosed) to its sales organization and to its actual or potential Customers.

(c) Either party may disclose the existence and nature of their relationship hereunder only to the extent required by law, or order of a court, or order or regulations of any regulatory body, except that in each such instance the disclosing party shall utilize reasonable efforts to provide the other party an opportunity to review and, other than with respect to required filings with the Securities and Exchange Commission, to contest the disclosure prior to its being released. Notwithstanding the foregoing, a party may not contest a required filing with the Securities and Exchange Comission (SEC); however, the party making the filing shall provide the other party reasonable opportunity to review and make additions to the filing party's request to the SEC for confidential treatment with respect to the inclusion of any portion this Agreement.


18.  Trademarks.
     ----------

(a)  Use of Trademarks by IBM - NetSolve hereby grants to IBM the nonexclusive
     ------------------------
     right and license to use, copy, reproduce and display the trademarks and tradenames associated with the NetSolve Services of NetSolve (collectively "Trademarks") both internally and externally in connection with the business of marketing and selling the NetSolve Services for installation in the Territory, subject to the guidelines set forth in this Paragraph 18, and shall not use the Trademarks in any other manner without the express written consent of NetSolve. The use of the Trademarks shall apply only during the Term of this Agreement (and shall not apply for any Service Terms which extend beyond the Term of this Agreement) and shall be used only in connection with the NetSolve Services.

(b)  Guidelines for Trademark Usage - See Exhibit H for Guidelines for Trademark
     ------------------------------
     Usage.

(c)  Protection of Trademarks - IBM recognizes the right, title, and interest of
     -------------------------
     NetSolve in and to all the Trademarks in connection with the marketing and sale of NetSolve Services by NetSolve and agrees not to engage in any activities or commit any acts, directly or indirectly, which may contest, dispute, or otherwise impair such right, title, or interest of NetSolve therein. IBM shall neither acquire nor claim any right, title or interest in or to the Trademarks adverse to the rights of NetSolve whether by virtue of this Agreement or through any use by IBM of the Trademarks which may be permitted by NetSolve through advertising and sale of the NetSolve Services or otherwise. The parties agree that any and all uses of such Trademarks by IBM as may be permitted by NetSolve herein or in writing from time to time shall be in such manner as to inure at all times to the benefit of NetSolve.


19.  Termination.
     -----------

(a)  Right to Terminate. This Agreement (but not individual CSO's prior to the
     ------------------
     expiration of the initial Service Term of such CSO) may be terminated with one hundred eighty (180) days prior written notice of either of the parties. Termination of this Agreement other than by the above written notice shall be in accordance with the provisions of one or more of the following Subsections:

     (i) If either party materially breaches its obligations under this Agreement, the other party may notify the Defaulting Party in writing of the default and the Defaulting Party shall have a period of thirty (30) days from receipt of notice to cure the default. If, at the end of said thirty (30) day period the Defaulting Party has not cured the default, the other party may immediately terminate this Agreement (and any related CSO's) by giving written notice to that effect to the Defaulting Party; and

     (ii) This Agreement may be terminated by one party, upon written notice of termination to the other party, in the event any bankruptcy, reorganization, general assignment for the benefit of creditors, or insolvency proceeding is initiated against the other party and is not dismissed within sixty (60) days thereafter.

(b)  Effect of Termination or Cancellation.
     -------------------------------------

     (i) Termination of this Agreement for any reason shall not relieve either party from any liability which at the time of termination has already accrued to the other party hereto or which thereafter may accrue in respect of any act or omission prior to termination, or from any obligation which is expressly stated herein to survive termination.

     (ii) Upon any termination or expiration of this Agreement, NetSolve and IBM will immediately return to each other or at the other party's request destroy any Confidential Information of NetSolve or IBM in its possession or control.

     (iii) Upon any early termination of this Agreement by either party, other than for an uncured and undisputed default by IBM of its payment obligations under this Agreement, NetSolve shall continue to provide NetSolve Services to existing Customers for the remainder of their respective Service Terms, (the "Transition Period"), subject to the terms and conditions of this Agreement. In addition, upon any other termination of this Agreement other than for an uncured and undisputed default by IBM of its payment obligations under this Agreement, IBM shall be entitled to purchase and resell any NetSolve Services for which IBM has submitted a CSO received by NetSolve prior to such termination. In addition, any licenses granted to IBM and Customers herein shall continue through the end of the respective Service Terms for any CSOs not canceled unless IBM has indisputably defaulted on, and not cured its payment obligations under this Agreement.

     (iv) Nonexclusive Remedy. The exercise by either party of any remedy
          -------------------
     under this Agreement will be without prejudice to its other remedies under this Agreement or otherwise except as limited by Section 14.

     (v) Survival. The rights and obligations of the parties as set forth in
         --------
     this Agreement which by their nature extend beyond the day this Agreement ends remain in effect until fulfilled and apply to respective successors and assignees will survive any termination or expiration of this Agreement.


20.  Entire Agreement.
     ----------------

All of the Exhibits (including attachments thereto) attached to this Agreement and listed on the cover page are a part of this Agreement and are incorporated herein by reference. This Agreement and such Exhibits and the AECI referenced in Paragraph 17 constitute the entire agreement between the parties, and supersede any prior agreements between the parties with respect to the subject matter hereof, unless otherwise specifically agreed to by the parties in writing. Any addition, deletion or modification to the terms and conditions contained in this Agreement shall not be binding until accepted by the authorized representatives of both IBM and NetSolve.


21.  Binding Nature. Assignment.
     --------------------------

Neither party will assign their rights or delegate their duties under this Agreement to third parties or Affiliates without the prior written consent of the other party, such consent not to be withheld unreasonably, except that IBM may assign this Agreement in conjunction with the sale (other than to a competitor of NetSolve) of a substantial part of its business utilizing this Agreement. Any unauthorized assignment of this Agreement is void. The following is a current list of NetSolve's competitors which shall be updated in writing to IBM periodically by NetSolve.

     * LIST OMITTED PURSUANT TO CONFIDENTIALITY REQUEST

22.  Facsimile Signature.
     -------------------

Any and all CSO's or other documents received by facsimile transmission by either party containing signatures of approval of the other party shall be deemed originals and fully enforceable.


23.  Compliance with Laws.
     --------------------

IBM and NetSolve will at all times have all necessary legal permits and licenses required by any governmental unit or agency and will comply with all applicable international, national, state, regional and local laws and regulations, including United States export laws, in performing its duties hereunder.


24.  Governing Law.
     -------------

This Agreement shall be governed by and construed according to the laws of the State of New York without giving effect to its principles of conflict of laws. No cause of action may be asserted against either party which accrued more than two (2) years prior to the time when the cause of action arose. The parties expressly waive any right to a jury trial regarding disputes related to this Agreement. Failure by either party to demand strict performance or to exercise a right does not prevent either party from doing so later. The United Nations' Convention on the International Sale of Goods does not apply.

25.  Severability.
     ------------

If any provision(s) of this Agreement shall be held to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the parties further agree to substitute a valid provision that most closely approximates the effect of the invalid provision.

26.  Freedom of Action.
     -----------------

This Agreement is nonexclusive and either party may design, develop, manufacture, acquire or market competitive Services. IBM will independently establish prices for resale of NetSolve Services. IBM does not guarantee the success of any marketing effort it engages in for the NetSolve Services. Either party may independently develop, acquire, and market materials, equipment, or programs that may be competitive with (despite any similarity to) the other party's products or services. Each party is responsible for its own costs, including all business, travel and living expenses incurred by the performance of this Agreement.

27.  Headings.
     --------

The descriptive headings in this Agreement shall not define or limit any of the provisions of this Agreement.


28.  No Other Promises or Inducements.
     ---------------------------------

There are no promises or inducements which have been made to either party to this Agreement to cause such party to enter into the Agreement other than those which are set forth in the Agreement and its Exhibits. This Agreement is not to be construed as a commitment or obligation, express or implied, on the part of IBM that IBM will market, sell, purchase, or license any NetSolve Services under this Agreement. Each party acknowledges that its authorized officers and/or representatives have thoroughly read and reviewed the terms and provisions of this Agreement and are familiar with them, and that the terms and provisions are clearly understood by and have been fully and unconditionally consented to by each party.


29.  Privacy.
     -------

In the course of conducting its business, IBM collects and processes certain personal information about its Customers, Business Partners, prospects, suppliers and other business contacts. This might include an individual's name, business address, business telephone number, business e-mail address, and other relevant business information about the individual. As a global company, IBM's business processes extend to more than one country and may result in worldwide processing and use of such personal data internally, and in appropriate circumstances, outside IBM. Subject to any rights and obligations of either party with respect to confidential information exchanged under the terms of a separate written confidentiality agreement between the parties, NetSolve agrees that IBM may use and share such personal information within its enterprise and, with other third parties in connection with this Agreement. NetSolve agrees to make reasonable attempts to fulfill legal requirements necessary to make such disclosures, use and transfer of such information lawful. Nothing contained in this Section 29 shall require an employee of NetSolve to consent to the release of such information and IBM will not release any information related to individuals NetSolve identifies in writing as objecting to such release.


Accepted and Agreed to:

=============================================================================================================
 NetSolve Incorporated                                International Business Machines Corporation
-----------------------------------------------      --------------------------------------------------------
 By:  /s/ Craig S. Tysdal                             By:  *
-----------------------------------------------      --------------------------------------------------------
 Name:  Craig S. Tysdal                               Name:  *
-----------------------------------------------      --------------------------------------------------------
 Title:  President & CEO                              Title:  Contract Administrator
-----------------------------------------------      --------------------------------------------------------
 Date: 3-9-01                                         Date: March 7, 2001
-----------------------------------------------      --------------------------------------------------------

Management Services Purchase and Resale Agreement
--------------------------------------------------------------------------------

                                   Exhibit A
                   Description of Covered NetSolve Services
                   ----------------------------------------

See attached Service Description documents for the descriptions and deliverables for each of the following:

(1)  ProWatch for LANS Remote Network Management Service

(2)  ProWatch for WANS Remote Network Management Service

(3)  ProWatch Secure Remote Security Management Services

(4)  Moves, Adds and Changes (MAC)

(5)  Optional Service

       ENTIRE EXHIBIT (PAGES 18-50) OMITTED PURSUANT TO CONFIDENTIALITY
                                    REQUEST

   Management Services Purchase and Resale Agreement
   -----------------------------------------------------------------------------

                                   Exhibit B
                               List of Software
                               ----------------


As of the Effective Date no software is currently licensed by NetSolve to IBM or its Customers under this Agreement. IBM and its Customers will have access to NetSolve's ProWatch Exchange offering as set forth in Exhibit D - Services:
Pricing and Discounts."

Management Services Purchase and Resale Agreement
--------------------------------------------------------------------------------

                                   Exhibit C
                  NetSolve's Standard Design Review Criteria
                  ------------------------------------------

Use NetSolve-assigned IP address space on all router WAN and loopback interfaces and as secondaries on all router LAN interfaces.

Avoid static routes.  Use static routes only where necessary.

Run a single dynamic IP routing protocol on the WAN. Use either EIGRP or OSPF (avoid RIP). Use OSPF if there is considerable meshing on the WAN.

For OSPF, use a single OSPF area (zero) if the projected three-year network growth is limited to 60 or fewer total routers, otherwise, configure multiple OSPF areas using good OSPF design practices.

For larger networks, the IP addressing scheme should accommodate route summarization. Use OSPF stub areas and NSSA's where possible.

Configure loopback interfaces with NetSolve managed IP addresses on all routers.

Use routing process network statements for all connected interfaces. Avoid "redistribute connected". Use passive interface statements to prevent routing updates on LAN interfaces except where necessary.

Avoid extending WAN routing domain to NON-managed routers. Rather, use a separate routing process and redistribute.

Use NetSolve-provided router configuration templates (contact NetSolve, Customer Engineering).

NetSolve Technical Interview:


     .  ProWatch for WANs
     .  ProWatch for LANs
     .  ProWatch Secure

This document initiates the generation of a customer service order that eventually results in the turn up of active monitoring and management by the Network Operations Center in Austin, Texas.

  ---------------------------------------------------------------------------

General Network Information:
---------------------------


     Status         Existing Network [_]                  New Network [_]
                    # of sites/devices at each site____________ # of sites/devices planned________


     Protocols      IP [_]      Other [_] _______________ (Please list)

     Maintenance
                    Equipment under maintenance  Yes [_]  No [_]
                    Contract Expiration Date   __/__/__
                    [_]24x7      4hr    [_]8x5 4hrs     [_]Next Business Day
     [_]None
                    if other please
     list:___________________________________________
                    List
     vendors:_______________________________________________

            Out-of-band access to managed devices:      [_]Yes   [_]No
            (dedicated POTS line and modem)      __________________________

ProWatch for WANs specific:
--------------------------


     Carrier    AT&T[_]        MCI Worldcom[_]  Sprint
           Qwest[_]      Other[_] ______________________


     Transport  Frame[_] Private Line (point to point) [_]    ATM [_]
     Technology

     LEC Access 56k[_] T-1[_]   DS-3[_]

     Router            RIP[_]        RIP2[_]     OSPF[_]     EIGRP
     [_]
     Protocols  BGP[_]

     Routers        Cisco            (1700, 2600, 3600, 4500, 7200, 7500)

     Current IOS version(s) ______   List Router Models _________


     CSU/DSU     Adtran[_]   Larscom[_]   Racal[_]   Paradyne[_]

                 Visual Networks[_]   Internal router[_]

ProWatch for LANs specific:
--------------------------

     LAN Topology      Ethernet[_]   FastEther[_]   GigaEther[_]
                 Token Ring[_]       FDDI[_]               ATM[_]

     Switches/Hubs       (Cisco Only)
     Please list models, indicate total numbers, and types of optional modules in use:
     _________________________________________________________________________
     _________________________________________________________________________
     _________________________________________________________________________
     _________________________________________________________________________
     ____________________________

     If other manufacturer's equipment exists and needs to be considered on an Individual Case basis (please list and will require NMC Ops approval):

     _________________________________________________________________________
     _________________________________________________________________________
     _________________________________________________________________________
     _________________________________________________________________________

--------------------------------------------------------------------------------
Additional WAN Requirements:
----------------------------

          Internet Connectivity                  Yes [_] No [_]
          Firewall in place                      Yes [_] No [_]

          Network Addressing Schema in place:
                                 _______________________________________________
                                 _______________________________________________

          Registered IP Network                  Yes [_] No [_]
          List IP addresses or ranges:

          Domain Name ___________

          Name of ISP  ___________

          Vendor Phone  ___________
          (Number to contact regarding circuit/internet outages)

          Carrier ID  ___________
          (ISP circuit id or account number associated with this Internet connection)

          Dial Backup    [_]Yes     [_]No

          Method     [_]ISDN     [_]POTS
          Ratio of simultaneous remote connections to hub location:

ProWatch Secure specific:
------------------------

ISP name      _________________

  Account number   __________________

  Contact info     __________________

Dial in information
     POTS line # ___________________
     Equipment for Out-of-band management
          Modem   ________________

          Smart switch ___________

          Serial cabling _________

Cisco SMARTnet Maintenance
     Contract number   _________________

     Provider          _________________

     Term (1yr, 24x7xNBD)  _________________

Customer 24x7 security contact _________________

            Phone_____________________

            Email_____________________

            Pager_____________________

            Cell  ____________________

Access Passwords___________________________________________

DNS Server (for use with monthly reports)_________________________

Diagram that depicts logical network connectivity and interface addresses:
(Attach)

For Managed Firewall Service:

PIX Hardware Model  _____________________________

PIX hardware version     ________________________

PIX code version (5.x.x)  _______________________

IPSEC licenses  __________________________________
Copy of the installed configuration:


Details of existing crypto map(s): (Attach)

Log host installed  (we supply software, not equip)  _________________


For ProWatch Secure Services Remote Intrusion Detection Services (RID):

Cisco Secure IDS Model  _______________

IDS Hardware version __________________

Copy of IDS config files (managed.conf, packetd.conf) (Attach)

IDS software version___________________

SKIP software license (today)  _______________

IPSec license (future) _______________________

IDS signature version installed ______________

Is there a director or centralized management server installed? _________

          If yes, will you keep it or replace with NetSolve's ___________

For Managed Internet Router Services:

     Router hardware Model  _____________________

     Router hardware version _____________________

     Installed IOS version   _______________________

     Installed IOS modules _______________________
     Installed configurations:
________________________________________________________________________________

          Special Requirements:

          Management Contract Term     [_]2 year   [_]3 year

________________________________________________________________________________
     Technical Comments or Instructions for Engineering:
________________________________________________________________________________

  Management Services Purchase and Resale Agreement
  ------------------------------------------------------------------------------

                                   Exhibit D
                        Services: Pricing and Discounts
                        -------------------------------

       ENTIRE EXHIBIT (PAGES 60-66) OMITTED PURSUANT TO CONFIDENTIALITY
                                    REQUEST

Management Services Purchase and Resale Agreement
-------------------------------------------------------------------------------

                                   Exhibit E
                                   Territory
                                   ---------


1.   IBM may sell NetSolve Services in any area in the Continental United
     States.

Management Services Purchase and Resale Agreement
-------------------------------------------------

                                   Exhibit F
                                  SAMPLE CSO
                                  ----------

IBM acknowledges receipt of a sample CSO.

Management Services Purchase and Resale Agreement
-------------------------------------------------

                                   Exhibit G
                       NetSolve Service Level Agreement
                       --------------------------------


                             All NetSolve Services
                             ---------------------

     If NetSolve fails to deliver any NetSolve Services on or before the requested delivery date per a CSO accepted by NetSolve (or on or before any other date requested by IBM and agreed to in writing by NetSolve), NetSolve shall refund IBM * percent (*%) of the implementation charges for the affected device if the delivery is five (5) days or less late, and * percent (*%)of the implementation charges for the affected device if delivery is more than five (5) days late.


                               ProWatch for WANS
                               -----------------

     Network Availability
     --------------------

     Network availability extends up to and including Layer 3 of the OSI Model, provided that the source of the problem(s) is a Network Component, and is calculated as follows:

     NetSolve represents and warrants that Network Availability, will be equal to or greater than *% for each month during the SERVICE TERM. In the event such Network Availability goal for any given calendar month is not achieved for any particular Customer, NetSolve will credit IBM *% of the ProWatch FOR WANS charges for that month for that Customer, up to a maximum credit of $*, if the cause is a carrier outage beyond NetSolve's reasonable control, or up to a maximum credit of the lesser of $*, or *% of the monthly pro rata portion of the purchase price of the ProWatch for WANS charges for that Customer for all other covered causes (see exclusions from covered causes below). Notwithstanding the preceding, for any failure to achieve the stated Network Availability which was caused by Downtime at locations outside the continental United States, the credits will be calculated by applying the above amounts and percentages to only the amounts billed for the affected non-US locations.

     For purposes of determining whether the monthly Network Availability goal is met, Downtime excludes outages resulting from (i) VPN sites; (ii) failures of any facilities, equipment, services, or the like which are not Network Components, including but not limited to LAN components; (iii) failure of Customer to perform its responsibilities defined in Exhibit A, or any fault, negligence, operator error, act or omission of Customer, including the supplying of inaccurate information to NetSolve; and (iv) unavailability of Customer personnel to grant NetSolve access to Customer facilities. For Customer accounts with payments to IBM greater than $* per month or Customers desiring *% availability, Downtime also excludes outages resulting from: (v) failure of equipment or carrier facilities at headquarters / hub locations unless redundant equipment, and redundant and diverse carrier facilities are in place and operating; (vi) unavailability of any other required (per the NetSolve-approved network design) dial back-up or other redundant facilities or equipment;
     (vii) failure of equipment not covered by a maintenance agreement with NetSolve unless Customer or its third party maintenance provider restores the equipment within agreed upon time frames; or (viii) mass outages, defined as catastrophic outages of Customer's carrier's network affecting multiple end users, beyond NetSolve's reasonable control.


                     ProWatch for LANS and ProWatch Secure
                     -------------------------------------

     WITH RESPECT TO PROWATCH FOR LANS AND PROWATCH SECURE SERVICES, NETSOLVE'S WARRANTS THAT THE SERVICES SHALL BE PERFORMED IN A WORKMANLIKE FASHION. IN ANY MONTH IN WHICH CUSTOMER (OR IBM ON CUSTOMER'S BEHALF), IN CUSTOMER'S (OR IBM'S) SOLE OPINION, BELIEVES NETSOLVE HAS BREACHED THIS WARRANTY, NETSOLVE WILL CREDIT IBM UP TO * PERCENT (*%) OF THE AMOUNTS BILLED TO IBM FOR THAT MONTH FOR THE AFFECTED CUSTOMER FOR THE PRO WATCH FOR LAN OR SECURE SERVICES. IN ORDER TO RECEIVE THIS CREDIT, IBM MUST NOTIFY NETSOLVE IN WRITING WITHIN THIRTY (30) DAYS FOLLOWING THE END OF THE MONTH THE SERVICES WERE PROVIDED STATING (i) THE REASON CUSTOMER IS DISSATISFIED WITH THE SERVICES AND (ii) THE AMOUNT OF THE SERVICE FEES IBM REQUESTS TO BE CREDITED. UPON RECEIPT OF SUCH NOTICE, NETSOLVE WILL CREDIT IBM THE REQUESTED AMOUNT (UP TO * PERCENT (*%) OF THE SERVICE FEES BILLED TO IBM FOR THAT CUSTOMER FOR THAT MONTH) ON THE NEXT BILLING CYCLE. NETSOLVE SHALL NOT BE OBLIGATED TO CREDIT IBM AN AGGREGATE AMOUNT EXCEEDING TWO MONTHS SERVICE FEES IN ANY TWELVE MONTH PERIOD FOR ANY GIVEN CUSTOMER, OR AN AGGREGATE AMOUNT EXCEEDING THREE MONTHS SERVICE FEES IN ANY EIGHTEEN (18) MONTH PERIOD FOR A GIVEN CUSTOMER, BUT MAY ELECT TO DO SO BASED ON IBM'S REQUEST.


                                ProWatch Secure
                                ---------------

     BECAUSE OF THE CONTINUOUS EVOLUTION OF THE SOPHISTICATION OF "HACKERS", NETSOLVE DOES NOT, AND IT IS ACKNOWLEDGED THAT NETSOLVE CANNOT MAKE ANY WARRANTY OR REPRESENTATION THAT ANY SYSTEM ATTACK OR INTRUSION WILL BE DETECTED OR PREVENTED, NOR DOES NETSOLVE REPRESENT THAT ANY LICENSED ITEMS ARE ERROR FREE.

     WITH RESPECT TO NETRANGER PRODUCTS PURCHASED FROM NETSOLVE, IF ANY, NETSOLVE'S LIMITED WARRANTY IS THAT, FOR A PERIOD OF ONE YEAR FOLLOWING DELIVERY, THE NETRANGER PRODUCTS, UNDER NORMAL USE AND SERVICE, WILL SUBSTANTIALLY PERFORM ALL OF THE FUNCTIONS DESCRIBED IN THE SPECIFICATIONS (A COPY OF WHICH SHALL BE PROVIDED TO IBM AT IBM's REQUEST) FOR THE NETRANGER PRODUCTS. IN THE EVENT NETSOLVE BREACHES THIS WARRANTY, IBM'S REMEDY SHALL BE, AT NETSOLVE'S OPTION AND EXPENSE, (i) TO HAVE NETSOLVE CORRECT ANY DISCREPANCY IN PERFORMANCE THAT MATERIALLY IMPAIRS THE FUNCTIONALITY OF THE NETRANGER PRODUCTS, OR (ii) NETSOLVE SHALL REFUND THE PRICE PAID TO NETSOLVE FOR THE NETRANGER PRODUCTS.

     NETSOLVE ASSUMES NO RESPONSIBILITY TO BACK-UP AND/OR OTHERWISE PROTECT ALL DATA AGAINST LOSS, DAMAGE, OR DESTRUCTION, EXCEPT FOR SECURITY CONFIGURATION DATA WHICH WILL BE BACKED-UP BY NETSOLVE.

Management Services Purchase and Resale Agreement
-------------------------------------------------

                                   Exhibit H
                          TRADEMARK USAGE GUIDELINES

IBM's license to utilize the NetSolve marks is limited to use in the United States only. Any use outside the United States requires NetSolve's written approval in advance.

IBM will not alter the marks in any way, including but not limited to color, capitalization, and spelling.

IBM will in all instances properly identify the NetSolve marks and indicate they belong to NetSolve.

The following NetSolve trademarks are federally registered. For any use of these federally registered trademarks, use a superscript symbol "(R)" with the trademark.

       NetSolve(R)                ProWatch for LANS(R)
       The NetSolve Logo            ProWatch Secure(R)
       ProWatch(R)                         ProWatch
     Exchange(R)
       ProWatch for WANS(R)

The following NetSolve marks are not federally registered. For any use of these marks, use a superscript "TM" for trademarks and a superscript "SM" for service marks, as indicated.

       Active Map(TM)                            Canvass(TM)

It is not necessary to use the trademark or service mark symbols "TM", "SM", or "(R)" for each repeated use of the mark on a given page, article or advertisement, but the symbol should be used on the first or most prominent use of the mark.

In addition to the use of the appropriate symbol, a short statement must be included, e.g., in the form of a footnote, declaring the trademark or service mark is owned by NetSolve, Incorporated and, for federally registered trademarks, a statement to that effect. Examples:

     "Active Map is a trademark of NetSolve Incorporated for its Web-based network status map."

     "ProWatch Exchange is a registered trademark of NetSolve Incorporated for its Web-based network management tools."

The roles of the NetSolve brands and IBM brands must be clearly defined. The NetSolve marks should not be combined with any IBM or other marks in a way that could be confusing or in a way that they could be implied or understood to apply to non-NetSolve services. Examples of correct usage:

     IBM's Remote Network Management Service provided by NetSolve
     IBM's Remote Network Management Service, a NetSolve ProWatch remote network management service
     ProWatch  remote network management service from IBM

The marks must not be used as a noun when used in a sentence, but as an adjective followed by the generic name of the service.

          Correct: ProWatch for WANS remote network management service can provide users with increased network availability.

          Incorrect: ProWatch for WANS can provide users with increased network availability.

Variations of the same mark must not be used and every usage of the marks must be absolutely consistent. Hyphenated variations must not be used and the marks may not be combined with other words. The marks must not be punctuated or pluralized except as identified in the list above.

Phraseology that implies that the trademark is other than a unique indicator of the source of the goods or services must be avoided. For example, in the following incorrect example it may be construed to imply that there is one ProWatch line owned by NetSolve Incorporated and another ProWatch line owned by someone else.

          Correct: The ProWatch remote network management and Internet security services, which are provided exclusively by NetSolve Incorporated, have been enthusiastically received by IT managers.

          Incorrect: NetSolve Incorporated's ProWatch remote network management and Internet security services have been enthusiastically received by IT managers.

Do not use the trademark in the plural or possessive form.

          Correct: The ProWatch Exchange Active Map is refreshed upon a change in network status.

          Incorrect: ProWatch Exchange's Active Map is refreshed upon a change in network status.

Do not use the trademark as a verb.

          Correct: IT managers can verify the network status by reviewing ProWatch Exchange.

          Incorrect: IT managers can ProWatch Exchange network status.